EXHIBIT 32.1

      CERTIFICATION PURSUANT TO RULE 13a-14(b) AND 18 U.S.C. SECTION 1350

In  connection  with  the  Quarterly  Report  of Mesa  Laboratories,  Inc.  (the
"Company")  on Form 10-QSB for the fiscal  quarter  ended  December 31, 2004, as filed with the  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"),  I,  Luke R.  Schmieder,  Chief  Executive  Officer  of the  Company,
certify, pursuant to Rule 13a-14(b) and 18 U.S.C.ss.1350, that:

(1)  The Report fully complies with the  requirements  of section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2005               By:  /s/  Luke R. Schmieder
      -----------------                        ----------------------
                                      Name:     Luke R. Schmieder
                                                Title: Chief Executive Officer